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                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each one of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934, as amended, the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000, hereby nominates, constitutes and appoints James J. Zamoyski and David M. Sherbin, or either of them, as his true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him and in his name, place and stead, to sign such Report and any and all amendments thereto, and to file said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 21/st/ day of February, 2001.


                      /s/ ROBERT S. MILLER, JR.
                     --------------------------------
                             Robert S. Miller, Jr.
                            Chairman of the Board


/s/ JOHN J. FANNON                           /s/ FRANK E. MACHER
------------------------                     ------------------------
John J. Fannon                               Frank E. Macher
Director                                     Director


/s/ RODERICK M. HILLS                        /s/ CHARLES G. MCCLURE
------------------------                     ------------------------
Roderick M. Hills                            Charles G. McClure
Director                                     Director


/s/ PAUL SCOTT LEWIS                         /s/ JOHN C. POPE
------------------------                     ------------------------
Paul Scott Lewis                             John C. Pope
Director                                     Director



                      /s/ SIR GEOFFREY WHALEN C.B.E
                      --------------------------------------
                           Sir Geoffrey Whalen C.B.E.
                               Director